    As filed with the Securities and Exchange Commission on July 10,  1997
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                                  FORM S-3/MEF
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

         Florida                                             59-3191743
(State or other jurisdiction                              (I.R.S. Employer
    of incorporation)                                     Identification No.)

                       121 West Forsyth Street, Suite 200
                          Jacksonville, Florida  32202
                                 (904) 356-7000

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             Martin E. Stein, Jr.,
                     President and Chief Executive Officer
                       121 West Forsyth Street, Suite 200
                          Jacksonville, Florida  32202
                                 (904) 356-7000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:

   Charles E. Commander III                         Jonathan A. Bernstein
        Linda Y. Kelso                                Blake H. Hornick
       Foley & Lardner                         Pryor, Cashman, Sherman & Flynn
       200 Laura Street                          410 Park Avenue, 10th Floor
 Jacksonville, Florida  32202                     New York, New York  10022
        (904) 359-2000                                  (212) 421-4100

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an Offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-2546

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                        Calculation of Registration Fee

----------------------------------------------------------------------------------
  Title of each                      Proposed        Proposed
     class of                        maximum         maximum
 securities to be   Amount to be  offering price    aggregate     Amount of regis-
    registered       registered      per unit     offering price    tration fee
----------------------------------------------------------------------------------
Common Stock,
$0.01 par value       506,217(1)     $27.25         $13,794,425      4,180.13
----------------------------------------------------------------------------------

/(1)/ Includes 362,250 shares of Common Stock issuable upon exercise of an over-allotment option granted to the Underwriters.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information in Amendment No. 1 to the Registration Statement on Form S-3, as amended or supplemented, filed by Regency Realty Corporation with the Securities and Exchange Commission (File No. 333-2546) pursuant to the Securities Act of 1933, as amended, including the prospectus therein, as amended or supplemented from time to time (the "Prospectus"), is incorporated by reference in this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on July 10, 1997.

                              REGENCY REALTY CORPORATION


                              By:   /s/ Martin E. Stein, Jr.
                                 -----------------------------------------------
                                    Martin E. Stein, Jr., Chairman of the Board,
                                    President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Date:  July 10, 1997            /s/ Martin E. Stein, Jr.
                               -------------------------------------------------
                               Martin E. Stein, Jr., Chairman of the Board,
                               President and Chief Executive Officer


Date:  July 10, 1997            /s/ Bruce M. Johnson
                               -------------------------------------------------
                               Bruce M. Johnson, Managing Director and Principal
                               Financial Officer


Date:  July 10, 1997            /s/ J. Christian Leavitt
                               -------------------------------------------------
                               J. Christian Leavitt, Vice President, Secretary,
                               Treasurer and Principal Accounting Officer


Date:  July   , 1997
                               -------------------------------------------------
                               Joan W. Stein, Chairman Emeritous and Director


Date:  July 10, 1997            /s/ Richard W. Stein
                               -------------------------------------------------
                               Richard W. Stein, Director


Date:  July 10, 1997            /s/ Edward L. Baker
                               -------------------------------------------------
                               Edward L. Baker, Director


Date:  July 10, 1997            /s/ Raymond L. Bank
                               -------------------------------------------------
                               Raymond L. Bank, Director


Date:  July   , 1997
                               -------------------------------------------------
                               J. Alexander Branch III, Director

Date:  July 10, 1997            /s/ A.R. Carpenter
                               ----------------------------------------------
                               A.R. Carpenter, Director


Date:  July 10, 1997            /s/ J. Dix Druce, Jr.
                               ----------------------------------------------
                               J. Dix Druce, Jr., Director


Date:  July 10, 1997            /s/ Albert Ernest, Jr.
                               ----------------------------------------------
                               Albert Ernest, Jr., Director


Date:  July 10, 1997            /s/ Douglas S. Luke
                               ----------------------------------------------
                               Douglas S. Luke, Director


Date:  July 10, 1997            /s/ Mary Lou Rogers
                               ----------------------------------------------
                               Mary Lou Rogers, Director


Date:  July 10, 1997            /s/ Robert S. Underhill
                               ----------------------------------------------
                               Robert S. Underhill, Director

                                 EXHIBIT INDEX

                                                                      Sequential
                                                                       Page No.
                                                                      ----------

5. Opinion of Foley & Lardner as to the legality of the securities to be issued

8. Opinion of Foley & Lardner as to tax aspects of the offering

23A. Consent of Foley & Lardner (included in Opinions filed as Exhibits 5 and 8)

23B. Consent of KPMG Peat Marwick LLP

23C. Consent of Price Waterhouse LLP